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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 21, 2004


                         Kontron Mobile Computing, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-22221                                           41-1731723
(Commission File Number)                                 (IRS Employer
                                                       Identification No.)


                               7631 Anagram Drive
                          Eden Prairie, Minnesota 55344
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 974-7000
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         In a press release issued on July 21, 2004, the Registrant announced that it had amended the Form 14D-9 that was filed with the Securities and Exchange Commission with regard to the tender offer made by the Registrant's majority shareholder, Kontron AG, to acquire all of the shares of Registrant's common stock not currently owned or controlled by Kontron AG. The amendments were filed on July 7, 2004 and July 21, 2004.

         The full text of the press release is set forth in Exhibit 99 attached hereto and incorporated in this Report as if fully set forth herein.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  KONTRON MOBILE COMPUTING, INC.


                                                 By /s/ Thomas Sparrvik
                                                   ----------------------------
Date: July 21, 2004                                Thomas Sparrvik
                                                   Chief Executive Officer



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EXHIBIT INDEX

                         Kontron Mobile Computing, Inc.
                             Form 8-K Current Report




Exhibit Number             Description

     99                    Press release dated July 21, 2004